Exhibit 99.1

HOVNANIAN ENTERPRISES, INC.	For Immediate Release

Contact:	J. Larry Sorsby	Jeffrey T. O’Keefe
	Executive Vice President & CFO	Vice President of Investor Relations
	732-747-7800	732-747-7800

K. HOVNANIAN ENTERPRISES, INC. ANNOUNCES EXPIRATION OF CONSENT SOLICITATION AND RECEIPT OF REQUISITE CONSENTS TO AMEND INDENTURE FOR ITS FIRST LIEN NOTES

RED BANK, NJ, September 29, 2014 – Hovnanian Enterprises, Inc. (NYSE: HOV) (the “Company”) announced today that its wholly owned subsidiary, K. Hovnanian Enterprises, Inc. (“K. Hovnanian”), has received the requisite consents to adopt the proposed amendments (the “Proposed Amendments”) to the indenture governing K. Hovnanian’s 7.25% Senior Secured First Lien Notes due 2020 (the “First Lien Notes”) in connection with K. Hovnanian’s previously announced solicitation of consents with respect thereto (the “Consent Solicitation”), which expired at 5:00 p.m., New York City time, on September 29, 2014 (the “First Lien Notes Expiration Date”). The Consent Solicitation was made in accordance with the terms and subject to the conditions stated in a Consent Solicitation Statement, dated September 11, 2014 (the “Consent Solicitation Statement”), as modified by the Company’s Press Release, issued September 23, 2014, announcing K. Hovnanian’s initial extension of the expiration date and a Supplement to the Consent Solicitation Statement, dated September 25, 2014, and a related Consent Form (collectively, the “Solicitation Documents”), to holders of record (“Holders”) as of 5:00 p.m., New York City time, on September 10, 2014.

K. Hovnanian has notified Wilmington Trust, National Association, the trustee and collateral agent under the indenture related to the First Lien Notes (in both such capacities, the “Trustee”), that it has received the consent of the Holders of at least a majority in aggregate principal amount of outstanding First Lien Notes as required to adopt the Proposed Amendments to the indenture governing the First Lien Notes. Accordingly, K. Hovnanian, the Company, as guarantor, the other guarantors party thereto (together with the Company, the “Guarantors”), and the Trustee executed on September 26, 2014 a supplemental indenture to the indenture governing the First Lien Notes (the “Supplemental Indenture”) effecting the Proposed Amendments. The Supplemental Indenture is effective and constitutes a binding agreement among K. Hovnanian, the Guarantors and the Trustee as of its date of execution. However, the Supplemental Indenture, by its terms, provides that the Proposed Amendments will not become operative unless and until K. Hovnanian pays the consent consideration to the Information and Tabulation Agent for the consenting Holders of First Lien Notes.

Holders of the First Lien Notes who validly delivered (and did not validly revoke) consents to the Proposed Amendments in the manner described in the Solicitation Documents prior to the First Lien Notes Expiration Date are eligible to receive consent consideration equal to $5.00 per $1,000 principal amount of First Lien Notes for which consents were validly delivered prior to the First Lien Notes Expiration Date (and not validly revoked prior to the date the Supplemental Indenture was executed and became effective). Holders of First Lien Notes that provide consents after the First Lien Notes Expiration Date will not receive consent consideration.

J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC acted as Solicitation Agents in connection with the Consent Solicitation. Persons with questions regarding the Consent Solicitation should contact J.P. Morgan Securities LLC at (212) 270-1200 (collect) or (800) 245-8812 (toll-free) (Attention: Liability Management Group), Citigroup Global Markets Inc. at (212)

723-6106 (collect) or (800) 558-3745 (toll-free) (Attention: Liability Management Group) or Credit Suisse Securities (USA) LLC at (212) 325-2476 (collect) or (800) 820-1653 (toll-free) (Attention: Liability Management Group). Requests for copies of the Solicitation Documents and other related materials should be directed to Global Bondholder Services Corporation, the Information and Tabulation Agent for the Consent Solicitation, at (212) 430-3774 (collect) or (866) 470-4200 (toll-free).

K. Hovnanian’s obligations to pay the consent consideration are set forth solely in the Solicitation Documents. This press release shall not constitute an offer to sell nor a solicitation of an offer to purchase any First Lien Notes or other securities. The Consent Solicitation was made only by, and pursuant to the terms of, the Solicitation Documents, and the information in this news release is qualified by reference to the Solicitation Documents.

About Hovnanian Enterprises

Hovnanian Enterprises, Inc., founded in 1959 by Kevork S. Hovnanian, is headquartered in Red Bank, New Jersey. The Company is one of the nation’s largest homebuilders with operations in Arizona, California, Delaware, Florida, Georgia, Illinois, Maryland, Minnesota, New Jersey, North Carolina, Ohio, Pennsylvania, South Carolina, Texas, Virginia, Washington, D.C. and West Virginia. The Company’s homes are marketed and sold under the trade names K. Hovnanian® Homes®, Brighton Homes® and Parkwood Builders. As the developer of K. Hovnanian’s® Four Seasons communities, the Company is also one of the nation’s largest builders of active adult homes.

Forward-Looking Statements

All statements in this press release that are not historical facts should be considered as “forward-looking statements.” Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Although we believe that our plans, intentions and expectations reflected in, or suggested by, such forward looking statements are reasonable, we can give no assurance that such plans, intentions, or expectations will be achieved. Such risks, uncertainties and other factors include, but are not limited to, (1) changes in general and local economic, industry and business conditions and impacts of the sustained homebuilding downturn; (2) adverse weather and other environmental conditions and natural disasters; (3) changes in market conditions and seasonality of the Company’s business; (4) changes in home prices and sales activity in the markets where the Company builds homes; (5) government regulation, including regulations concerning development of land, the home building, sales and customer financing processes, tax laws and the environment; (6) fluctuations in interest rates and the availability of mortgage financing; (7) shortages in, and price fluctuations of, raw materials and labor; (8) the availability and cost of suitable land and improved lots; (9) levels of competition; (10) availability of financing to the Company; (11) utility shortages and outages or rate fluctuations; (12) levels of indebtedness and restrictions on the Company’s operations and activities imposed by the agreements governing the Company’s outstanding indebtedness; (13) the Company’s sources of liquidity; (14) changes in credit ratings; (15) availability of net operating loss carryforwards; (16) operations through joint ventures with third parties; (17) product liability litigation, warranty claims and claims made by mortgage investors; (18) successful identification and integration of acquisitions; (19) significant influence of the Company’s controlling stockholders; (20) changes in tax laws affecting the after-tax costs of owning a home; (21) geopolitical risks, terrorist acts and other acts of war; and (22) other factors described in detail in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2013 and subsequent filings with the Securities and Exchange Commission. Except as otherwise required by applicable securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason.

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